Deferred income	12 Months Ended
Dec. 31, 2018
Accruals and deferred income [abstract]
Disclosure of deferred income [text block]
18	Deferred income

Deferred income consists of the following:

	As of December 31
in 000€	2018	2017*	2016
Deferred maintenance & license	22,606	18,723	16,799
Deferred (project) fees	4,838	3,765	4,134
Deferred government grants	338	71	419
Other	−	−	58
Total	27,782	22,559	21,410
current	23,195	18,791	17,822
non-current	4,587	3,768	3,588

The deferred maintenance and license consist of maintenance fees paid up-front which are deferred and amortized over the maintenance period. The deferred (project) fees consist of one-time and advance payments received which are deferred in accordance with the revenue accounting policies. The deferred government grants are recognized as income under “other operating income”.

We refer to Note 22.1.2 for more detail on the contract liabilities.